SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                               Amendment No. 1 to
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  October 15, 1997



                         Berkshire Realty Company, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    1-10660                04-3086485
       --------                    -------                ----------
 (State of incorporation         (Commission             (IRS Employer
   or organization)              File Number)          Identification No.)


                470 Atlantic Avenue, Boston, MA          02210
             -----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (617) 423-2233
                                                           ----------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

         The following exhibit is filed herewith.

         1. Underwriting Agreement between Berkshire Realty Company, Inc. and Lehman Brothers, Inc., as representative of the Co-Managers dated November 4, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BERKSHIRE REALTY COMPANY INC.


                                        /s/ Marianne Pritchard
                                        -------------------------------
                                        Marianne Pritchard
                                        Senior Vice President and
                                        Chief Financial Officer




Date: November 5, 1997

                                 EXHIBIT INDEX


Exhibit No.   Exhibit Item
-----------   -----------------------------------------------------------------

1. Underwriting Agreement between Berkshire Realty Company, Inc. and Lehman Brothers, Inc., as representative of the Co-Managers dated November 4, 1997.